SUBJECT TO COMPLETION, PRELIMINARY PROSPECTUS DATED March 30, 2009. The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commision is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Like securities of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission, and the Securities and Exchange Commission has not determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Fidelity®
Institutional Money Market
Funds

Money Market Portfolio

Class F

(Fund __)

Class F shares of the fund are only available for purchase by mutual funds for which FMR or an affiliate serves as investment manager.

Prospectus

May __, 2009

(fidelity_logo_graphic)

82 Devonshire Street, Boston, MA 02109

Contents

Fund Summary	<Click Here>	Investment Summary
	<Click Here>	Performance
	<Click Here>	Fee Table
Fund Basics	<Click Here>	Investment Details
	<Click Here>	Valuing Shares
Shareholder Information	<Click Here>	Buying and Selling Shares
	<Click Here>	Account Policies
	<Click Here>	Dividends and Capital Gain Distributions
	<Click Here>	Tax Consequences
Fund Services	<Click Here>	Fund Management
	<Click Here>	Fund Distribution

On April 13, 2009, the Board of Trustees of FIMM: Money Market Portfolio (the "Fund") approved extending the participation by the Fund in the U.S. Department of the Treasury's Temporary Program for Money Market Funds through September 18, 2009 (the "Program"). If the Fund's market value per share drops below $0.995 on any day while the Program is in effect, shareholders of record on that date who also held shares in the Fund on September 19, 2008 may be eligible to receive a payment from the Treasury upon liquidation of the Fund. The amount of any payment will be based on the difference between the per share amount realized upon liquidation of the Fund and $1.00 per share. Participation by the Fund in the Program does not reflect a decision by any Fund to liquidate. Each shareholder of record's coverage is limited to the value of shares held as of record on September 19, 2008.

The Program extension requires each participating fund to pay the U.S. Department of Treasury a fee equal to 0.015% (1.5 basis points) based on the number of shares outstanding as of September 19, 2008. This expense will be borne by the fund without regard to any expense limitation currently in effect for the fund. This payment is in addition to the fees paid by the participating fund at the start of the Program in October 2008 and the first extension of the Program in December 2008, which totaled 2.5 basis points based on the number of shares outstanding as of September 19, 2008.

Call Fidelity with any questions regarding the Fund's participation in the Program. More information about the Program is available on the U.S. Department of Treasury's website at www.ustreas.gov.

Prospectus

Fund Summary

Investment Summary

Investment Objective

Money Market Portfolio seeks to obtain as high a level of current income as is consistent with the preservation of principal and liquidity within the limitations prescribed for the fund.

Principal Investment Strategies

  Investing in U.S. dollar-denominated money market securities of domestic and foreign issuers rated in the highest category by at least two nationally recognized rating services or by one if only one rating service has rated a security, or, if unrated, determined to be of equivalent quality by Fidelity Management & Research Company (FMR), U.S. Government securities, and repurchase agreements.
  Potentially entering into reverse repurchase agreements.
  Investing more than 25% of total assets in the financial services industries.
  Investing in compliance with industry-standard regulatory requirements for money market funds for the quality, maturity, and diversification of investments.

Principal Investment Risks

  Interest Rate Changes. Interest rate increases can cause the price of a money market security to decrease.
  Foreign Exposure. Entities located in foreign countries can be affected by adverse political, regulatory, market, or economic developments in those countries.
  Financial Services Exposure. Changes in government regulation and interest rates and economic downturns can have a significant negative effect on issuers in the financial services sector.
  Issuer-Specific Changes. A decline in the credit quality of an issuer or a provider of credit support or a maturity-shortening structure for a security can cause the price of a money market security to decrease.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Performance

The following information is intended to help you understand the risks of investing in the fund. The information illustrates the changes in the performance of the fund from year to year, as represented by the performance of Class I. Returns are based on past results and are not an indication of future performance.

Visit www.401k.com (log in, choose plan, select Investment Choices & Research, and then pick investment option) for current return information.

Performance history will be available for Class F after Class F has been in operation for one calendar year.

Prospectus

Fund Summary - continued

Money Market Portfolio - Class IA
Calendar Years

1999

2000

2001

2002

2003

2004

2005

2006

2007

2008

5.22%	6.48%	4.19%	1.78%	1.08%	1.28%	3.13%	5.03%	5.32%	3.05%

During the periods shown in the chart for Class I of Money Market Portfolio:

Returns

Quarter ended

Highest Quarter Return	1.66%	September 30, 2000
Lowest Quarter Return	0.24%	September 30, 2003

A The returns above are for Class I, which is not available through this prospectus. Class F would have substantially similar annual returns to the original class because the classes are invested in the same portfolio of securities. Class F's returns would differ from Class I's returns to the extent that the classes do not have the same expenses.

Average Annual Returns

For the periods ended December 31, 2008

Past 1 year

Past 5 years

Past 10 years

Class IA	3.05%	3.55%	3.64%

A The returns shown above are for Class I, which is not available through this prospectus. Class F would have substantially similar annual returns to Class I because the classes are invested in the same portfolio of securities. Class F's returns would differ from Class I's returns to the extent that the classes do not have the same expenses.

Fee Table

The following table describes the fees and expenses that may be incurred when you buy, hold, or sell Class F shares of a fund.

Shareholder fees (paid by the investor directly)

Class F

Sales charge (load) on purchases and reinvested distributions	None
Deferred sales charge (load) on redemptions	None

Prospectus

Annual operating expenses (paid from class assets)

Management fee	0.14%
Distribution and/or Service (12b-1) fees	None
Other expensesA	0.02%
Total annual class operating expensesB,C	0.16%

A Based on estimated amounts for the current fiscal year.

B FMR has voluntarily agreed to reimburse Class F to the extent that total operating expenses (excluding interest, taxes, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any), as a percentage of its respective average net assets, exceed 0.14%. This arrangement may be discontinued by FMR at any time.

C In order to avoid a negative yield, FMR may reimburse expenses or waive fees of Class F. Any such waiver or expense reimbursement would be voluntary and could be discontinued at any time. There is no guarantee that Class F will be able to avoid a negative yield.

This example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds.

Let's say, hypothetically, that Class F's annual return is 5% and that your shareholder fees and Class F's annual operating expenses are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here's how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

1 year	$ 16
3 years	$ 52
5 years	$ 90
10 years	$ 205

Prospectus

Fund Basics

Investment Details

Investment Objective

Money Market Portfolio seeks to obtain as high a level of current income as is consistent with the preservation of principal and liquidity within the limitations prescribed for the fund.

Principal Investment Strategies

FMR invests the fund's assets in the highest-quality U.S. dollar-denominated money market securities of domestic and foreign issuers, U.S. Government securities, and repurchase agreements. FMR also may enter into reverse repurchase agreements for the fund. Securities are "highest-quality" if rated in the highest category by at least two nationally recognized rating services or by one if only one rating service has rated a security, or, if unrated, determined to be of equivalent quality by FMR.

FMR will invest more than 25% of the fund's total assets in the financial services industries.

In buying and selling securities for the fund, FMR complies with industry-standard regulatory requirements for money market funds regarding the quality, maturity, and diversification of the fund's investments. FMR stresses maintaining a stable $1.00 share price, liquidity, and income.

Description of Principal Security Types

Money market securities are high-quality, short-term securities that pay a fixed, variable, or floating interest rate. Securities are often specifically structured so that they are eligible investments for a money market fund. For example, in order to satisfy the maturity restrictions for a money market fund, some money market securities have demand or put features, which have the effect of shortening the security's maturity. Money market securities include bank certificates of deposit, bankers' acceptances, bank time deposits, notes, commercial paper and U.S. Government securities. Certain issuers of U.S. Government securities, including Fannie Mae, Freddie Mac, and the Federal Home Loan Banks, are sponsored or chartered by Congress but their securities are neither issued nor guaranteed by the U.S. Treasury.

A repurchase agreement is an agreement to buy a security at one price and a simultaneous agreement to sell it back at an agreed-upon price.

Principal Investment Risks

Many factors affect the fund's performance. The fund's yield will change daily based on changes in interest rates and other market conditions. Although the fund is managed to maintain a stable $1.00 share price, there is no guarantee that the fund will be able to do so. For example, a major increase in interest rates or a decrease in the credit quality of the issuer of one of a fund's investments could cause the fund's share price to decrease.

The following factors can significantly affect the fund's performance:

Interest Rate Changes. Money market securities have varying levels of sensitivity to changes in interest rates. In general, the price of a money market security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities and the securities of issuers in the financial services sector can be more sensitive to interest rate changes. Short-term securities tend to react to changes in short-term interest rates.

Prospectus

Fund Basics - continued

Foreign Exposure. Issuers located in foreign countries and entities providing credit support or a maturity-shortening structure that are located in foreign countries can involve increased risks. Extensive public information about the issuer or provider may not be available and unfavorable political, economic, or governmental developments could affect the value of the security.

Financial Services Exposure. Financial services companies are highly dependent on the supply of short-term financing. The value of securities of issuers in the financial services sector can be sensitive to changes in government regulation and interest rates and to economic downturns in the United States and abroad.

Issuer-Specific Changes. Changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of issuer, and changes in general economic or political conditions can affect a security's or instrument's credit quality or value. Entities providing credit support or a maturity-shortening structure also can be affected by these types of changes. If the structure of a security fails to function as intended, the security could decline in value.

Fundamental Investment Policy

The policy discussed below is fundamental, that is, subject to change only by shareholder approval.

Money Market Portfolio seeks to obtain as high a level of current income as is consistent with the preservation of principal and liquidity within the limitations prescribed for the fund.

Valuing Shares

The fund is open for business each day the New York Stock Exchange (NYSE) is open. Even if the NYSE is closed, the fund will be open for business on those days on which the Federal Reserve Bank of New York (New York Fed) is open, the primary trading markets for the fund's portfolio instruments are open, and the fund's management believes there is an adequate market to meet purchase and redemption requests.

A class's net asset value per share (NAV) is the value of a single share. Fidelity normally calculates Class F's NAV each business day as of 4:00 p.m. (Eastern Time) (and 5:00 p.m. (Eastern Time) when the New York Fed and principal bond markets are open). The fund's assets normally are valued as of these times for the purpose of computing Class F's NAV.

NAV is not calculated and the fund will not process purchase and redemption requests submitted on days when the fund is not open for business. The time at which shares are priced and until which purchase and redemption orders are accepted may be changed as permitted by the Securities and Exchange Commission (SEC).

Prospectus

To the extent that the fund's assets are traded in other markets on days when the fund is not open for business, the value of the fund's assets may be affected on those days. In addition, trading in some of the fund's assets may not occur on days when the fund is open for business.

The fund's assets are valued on the basis of amortized cost.

Prospectus

Shareholder Information

Buying and Selling Shares

The fund may reject for any reason, or cancel as permitted or required by law, any purchase or exchange, including transactions deemed to represent excessive trading, at any time.

Excessive trading of fund shares can harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs to a fund (such as spreads paid to dealers who sell money market instruments to a fund) and disrupting portfolio management strategies.

FMR anticipates that shareholders will purchase and sell shares of the fund frequently because a money market fund is designed to offer investors a liquid cash option. Accordingly, the Board of Trustees has not adopted policies and procedures designed to discourage excessive trading of money market fund shares and the fund accommodates frequent trading.

The fund may in its discretion restrict, reject, or cancel any purchases or exchanges that, in FMR's opinion, may be disruptive to the management of the fund or otherwise not be in the fund's interests.

The fund has no limit on purchase or exchange transactions. The fund reserves the right at any time to restrict purchases or exchanges or impose conditions that are more restrictive on excessive or disruptive trading than those stated in this prospectus.

Class F shares of the fund have no exchange privilege with any other fund.

Buying Shares

The fund offers Class F shares to other investment companies managed by FMR or an affiliate.

The price to buy one share of Class F is the class's NAV. Class F shares are sold without a sales charge.

Your shares will be bought at the next NAV calculated after your order is received in proper form.

Orders by funds of funds for which FMR or an affiliate serves as investment manager will be treated as received by the fund at the same time that the corresponding orders are received in proper form by the funds of funds.

The fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

When you place an order to buy shares, note the following:

  All of your purchases must be made by federal funds wire; checks and Automated Clearing House System (ACH) payments will not be accepted.
  If when you place your wire purchase order you indicate that Fidelity will receive your wire that day, your wire must be received in proper form by Fidelity at the fund's designated wire bank before the close of the Federal Reserve Wire System on the day of purchase.
  Under applicable anti-money laundering regulations and other federal regulations, purchase orders may be suspended, restricted, or canceled and the monies may be withheld.

Prospectus

Selling Shares

The price to sell one share of Class F is the class's NAV.

Your shares will be sold at the next NAV calculated after your order is received in proper form. Normally, Fidelity will process wire redemptions on the same business day, provided your redemption wire request is received in proper form by Fidelity before the NAV is calculated on that day. All other redemptions will normally be processed by the next business day.

Orders by funds of funds for which FMR or an affiliate serves as investment manager will be treated as received by the fund at the same time that the corresponding orders are received in proper form by the funds of funds.

When you place an order to sell shares, note the following:

  Although redemptions will normally be processed on the same business day, under certain circumstances redemptions may be postponed or suspended as permitted pursuant to Section 22(e) of the Investment Company Act of 1940 (1940 Act). Generally under that section, redemptions may be postponed or suspended if (i) the NYSE is closed for trading (other than weekends or holidays) or trading is restricted, (ii) an emergency exists which makes the dispatch of securities owned by a fund or the fair determination of the value of the fund's net assets not reasonably practicable, or (iii) the SEC by order permits the suspension of the right of redemption.
  Redemption proceeds may be paid in securities or other property rather than in cash if FMR determines it is in the best interests of the fund.
  Under applicable anti-money laundering regulations and other federal regulations, redemption requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld.

Account Policies

The following policy applies to you as a shareholder.

  Fidelity will send monthly account statements detailing account balances and all transactions completed during the prior month.

You may also be asked to provide additional information in order for Fidelity to verify your identity in accordance with requirements under anti-money laundering regulations. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations.

Dividends and Capital Gain Distributions

The fund earns interest, dividends, and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund may also realize capital gains from its investments, and distributes these gains (less losses), if any, to shareholders as capital gain distributions.

Distributions you receive from the fund consist primarily of dividends. The fund normally declares dividends daily and pays them monthly.

Prospectus

Shareholder Information - continued

Dividends declared for Money Market Portfolio are based on estimates of income for the fund. Actual income may differ from estimates, and differences, if any, will be included in the calculation of subsequent dividends.

You may request to have dividends relating to Class F shares redeemed from an account closed during the month paid when the account is closed. The fund reserves the right to limit this service.

Earning Dividends

The fund only processes purchase and redemption requests on days it's open for business.

Class F shares purchased by a wire order prior to 5:00 p.m. Eastern time, with receipt of the wire in proper form before the close of the Federal Reserve Wire System on that day, generally begin to earn dividends on the day of purchase.

Class F shares purchased by all other orders generally begin to earn dividends on the first business day following the day of purchase.

Class F shares redeemed by a wire order prior to 5:00 p.m. Eastern time, generally earn dividends through the day prior to the day of redemption.

Class F shares redeemed by all other orders generally earn dividends until, but not including, the next business day following the day of redemption.

The fund reserves the right to change the time of day by which wire purchase and redemption orders for Class F shares must be placed for purposes of earning dividends.

Your dividends and capital gain distributions, if any, will be automatically reinvested in additional Class F shares of the fund.

Tax Consequences

As with any investment, your investment in the fund could have tax consequences for you. If you are not investing through a tax-advantaged retirement account, you should consider these tax consequences.

Taxes on distributions. Distributions you receive from the fund are subject to federal income tax, and may also be subject to state or local taxes.

For federal tax purposes, certain of the fund's distributions, including dividends and distributions of short-term capital gains, are taxable to you as ordinary income, while certain of the fund's distributions, including distributions of long-term capital gains, if any, are taxable to you generally as capital gains. Because the fund's income is primarily derived from interest, dividends from the fund generally will not qualify for the long-term capital gains tax rates available to individuals.

Any taxable distributions you receive from the fund will normally be taxable to you when you receive them, regardless of your distribution option. If you elect to receive distributions in cash, you will receive certain December distributions in January, but those distributions will be taxable as if you received them on December 31.

Prospectus

Fund Services

Fund Management

The fund is a mutual fund, an investment that pools shareholders' money and invests it toward a specified goal.

FMR is the fund's manager. The address of FMR and its affiliates, unless otherwise indicated below, is 82 Devonshire Street, Boston, Massachusetts 02109.

As of December 31, 2007, FMR had approximately $1.8 billion in discretionary assets under management.

As the manager, FMR has overall responsibility for directing the fund's investments and handling its business affairs.

Fidelity Investments Money Management, Inc. (FIMM), at One Spartan Way, Merrimack, New Hampshire 03054, serves as a sub-adviser for the fund. FIMM has day-to-day responsibility for choosing investments for the fund.

FIMM is an affiliate of FMR. As of December 31, 2007, FIMM had approximately $486.3 billion in discretionary assets under management.

Fidelity Research & Analysis Company (FRAC), an affiliate of FMR, was organized in 1986 to provide investment research and advice. FRAC serves as a sub-adviser for the fund and may provide investment research and advice for the fund.

Affiliates assist FMR with foreign investments:

  Fidelity Management & Research (U.K.) Inc. (FMR U.K.), at 10 Paternoster Square, London, EC4M 7DY, England, serves as a sub-adviser for the fund. As of December 31, 2007, FMR U.K. had approximately $16.6 billion in discretionary assets under management. FMR U.K. may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund.
  Fidelity Management & Research (Hong Kong) Limited (FMR H.K.), at 99 Queen's Road Central, Hong Kong, serves as a sub-adviser for the fund. FMR H.K. was organized in 2008 to provide investment research and advice on issuers based outside the United States. FMR H.K. may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund.
  Fidelity Management & Research (Japan) Inc. (FMR Japan), at Ark Mori Building 12/F, 1-12-32 Akasaka Minato-ku, Tokyo 107-6012, Japan, serves as a sub-adviser for the fund. FMR Japan was organized in 2008 to provide investment research and advice on issuers based outside the United States. FMR Japan may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund.
  FIL Investment Advisors (FIIA), at Pembroke Hall, 42 Crow Lane, Pembroke HM19, Bermuda, serves as a sub-adviser for the fund. As of June 30, 2008, FIIA had approximately $21.3 billion in discretionary assets under management. For the fund, FIIA may provide investment research and advice on issuers based outside the United States, and in particular, will make minimal credit risk and comparable quality determinations for foreign issuers that issue U.S. dollar-denominated securities.

Prospectus

  FIL Investment Advisors (U.K.) Ltd. (FIIA(U.K.)L), at Oakhill House, 130 Tonbridge Road, Hildenborough, TN11 9DZ, England, serves as a sub-adviser for the fund. As of June 30, 2008, FIIA(U.K.)L had approximately $10.9 billion in discretionary assets under management. For the fund, FIIA(U.K.)L may provide investment research and advice on issuers based outside the United States, and in particular, will make minimal credit risk and comparable quality determinations for foreign issuers that issue U.S. dollar-denominated securities.

From time to time a manager, analyst, or other Fidelity employee may express views regarding a particular company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

The fund pays a management fee to FMR. The management fee is calculated and paid to FMR every month.

The fund's annual management fee rate is 0.14% of its average net assets.

For the fiscal year ended March 31, 2008, Money Market Portfolio paid a management fee of 0.18% of the fund's average net assets.

On December 1, 2007, FMR reduced the management fee rate for the fund from 0.20% to 0.14%.

FMR pays FIMM, FMR U.K., FMR H.K., and FMR Japan for providing sub-advisory services. FMR and its affiliates pay FRAC for providing sub-advisory services.

FIMM pays FIIA for providing sub-advisory services, and FIIA in turn pays FIIA(U.K.)L.

The basis for the Board of Trustees approving the management contract and sub-advisory agreements for the fund is available in the fund's semi-annual report for the fiscal period ended September 30, 2008.

FMR may, from time to time, agree to reimburse a class for management fees and other expenses above a specified limit. FMR retains the ability to be repaid by a class if expenses fall below the specified limit prior to the end of the fiscal year. Reimbursement arrangements, which may be discontinued by FMR at any time, can decrease a class's expenses and boost its performance.

Fund Distribution

The fund is composed of multiple classes of shares. All classes of the fund have a common investment objective and investment portfolio.

Prospectus

Fund Services - continued

The fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (1940 Act) with respect to Class F shares that recognizes that FMR may use its management fee revenues, as well as its past profits or its resources from any other source, to pay Fidelity Distributors Corporation (FDC) for expenses incurred in connection with providing services intended to result in the sale of Class F shares of the fund and/or shareholder support services. FMR, directly or through FDC, may pay significant amounts to intermediaries, including retirement plan sponsors, service-providers, and administrators, that provide those services. Currently, the Board of Trustees of the fund has authorized such payments for Class F shares of the fund.

If payments made by FMR to FDC or to intermediaries under the Distribution and Service Plan were considered to be paid out of the fund's assets on an ongoing basis, they might increase the cost of your investment and might cost you more than paying other types of sales charges.

No dealer, sales representative, or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus and in the related statement of additional information (SAI), in connection with the offer contained in this prospectus. If given or made, such other information or representations must not be relied upon as having been authorized by the fund or FDC. This prospectus and the related SAI do not constitute an offer by the fund or by FDC to sell shares of the fund to or to buy shares of the fund from any person to whom it is unlawful to make such offer.

Prospectus

Notes

IMPORTANT INFORMATION ABOUT OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT ACT), requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account.

For individual investors opening an account: When you open an account, you will be asked for your name, address, date of birth, and other information that will allow Fidelity to identify you. You may also be asked to provide documents that may help to establish your identity, such as your driver's license.

For investors other than individuals: When you open an account, you will be asked for the name of the entity, its principal place of business and taxpayer identification number (TIN) and may be requested to provide information on persons with authority or control over the account such as name, residential address, date of birth and social security number. You may also be asked to provide documents, such as drivers' licenses, articles of incorporation, trust instruments or partnership agreements and other information that will help Fidelity identify the entity.

You can obtain additional information about the fund. A description of the fund's policies and procedures for disclosing its holdings is available in the fund's SAI and on Fidelity's web sites. The SAI also includes more detailed information about the fund and its investments. The SAI is incorporated herein by reference (legally forms a part of the prospectus). The fund's annual and semi-annual reports also include additional information.

For a free copy of any of these documents or to request other information or ask questions about the fund, call Fidelity at 1-800-835-5092. In addition, you may visit Fidelity's web site at www.401k.com for a free copy of a prospectus, SAI, or annual or semi-annual report or to request other information.

The SAI, the fund's annual and semi-annual reports and other related materials are available from the Electronic Data Gathering, Analysis, and Retrieval (EDGAR) Database on the SEC's web site (http://www.sec.gov). You can obtain copies of this information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102. You can also review and copy information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the SEC's Public Reference Room.

Investment Company Act of 1940, File Number, 811-03320

FDC is a member of the Securities Investor Protection Corporation (SIPC). You may obtain information about SIPC, including the SIPC brochure, by visiting www.sipc.org or calling SIPC at 202-371-8300.

Fidelity and Fidelity Investments & (Pyramid) Design are registered trademarks of FMR LLC.

The third party marks appearing above are the marks of their respective owners.

1.894836.100 IMM-F-red-0409